Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and Class S Shares Prospectus,

each dated February 28, 2018

with respect to

Thrivent Growth and Income Plus Fund

Shareholders of Thrivent Growth and Income Plus Fund (the “Target Fund”) recently approved the merger of the Target Fund into Thrivent Moderately Aggressive Allocation Fund (the “Acquiring Fund”). The merger will occur on or about June 28, 2018. In connection with the merger, each investment in the Target Fund will automatically be transferred into the Acquiring Fund and the Target Fund will dissolve. Following the closing of the merger, all references to the Target Fund will be deleted from the prospectus.

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus.

29864